FOR IMMEDIATE RELEASE
Contact: Nick Zangari
(502) 394-1157
Nick.Zangari@kyderby.com
Churchill Downs Incorporated to acquire Presque Isle Downs & Casino and Lady Luck Casino Vicksburg
LOUISVILLE, Ky. (February 28, 2018) - Churchill Downs Incorporated (“CDI” or the “Company”) (NASDAQ: CHDN) today announced that it has entered into two separate definitive purchase agreements to acquire Presque Isle Downs & Casino (“Presque Isle”) in Erie, Pennsylvania, and Lady Luck Casino (“Lady Luck Vicksburg”) in Vicksburg, Mississippi for total aggregate consideration of approximately $229.5 million, to be paid in cash.
The transactions are dependent on usual and customary closing conditions, including the Company securing gaming licenses from the Pennsylvania Gaming Control Board and the Mississippi Gaming Commission as well as a racing license from the Pennsylvania State Horse Racing Commission. The Lady Luck Vicksburg transaction is expected to close in the second quarter of 2018. Closing of the Presque Isle purchase, which is also conditioned on the closing of the Lady Luck Vicksburg transaction, is expected to close in the fourth quarter of 2018.
Presque Isle opened its casino in February 2007 and operates approximately 1,600 slots, 32 table games and a poker room. It began live thoroughbred racing in September 2007 and conducts approximately 100 live thoroughbred race dates each year. Lady Luck Vicksburg operates approximately 620 slots, 9 table games and includes an 89-room hotel. Based on the properties’ combined operational performance, the transaction price represents an aggregate multiple of approximately 8.2 times the properties’ trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization), net of cash acquired. After anticipated synergies of $1.1 million, the aggregate multiple drops to 7.9 times.
The transactions will be funded with cash on hand and through the Company’s existing credit facility. Both acquisitions are asset purchases, which the Company expects will provide tax benefits that will effectively reduce the transaction price multiple.
CDI Chief Executive Officer Bill Carstanjen explained why Presque Isle and Lady Luck Vicksburg are appealing investments for the Company.
“We are excited about welcoming both of these properties to the Churchill family.  Presque Isle will give us a foothold in Pennsylvania which has recently passed legislation authorizing real money online gaming.  The Lady Luck Vicksburg is immediately adjacent to our Riverwalk facility and offers us operational efficiencies in a stable region.  Both properties fit our investment criteria and will be immediately accretive to our shareholders.”
Both properties are owned by Eldorado Resorts, Inc. (NASDAQ: ERI), a publicly traded casino entertainment company headquartered in Reno, Nevada.
About Churchill Downs Incorporated
Churchill Downs Incorporated (CDI) (NASDAQ:CHDN), headquartered in Louisville, Ky., is an industry-leading racing, gaming and online entertainment company anchored by our iconic flagship event - The Kentucky Derby.  We are a leader in brick-and-mortar casino gaming with approximately 10,000 gaming positions in eight states, and we are the largest legal online account wagering platform for horseracing in the U.S., through our ownership of TwinSpires.com.
Information set forth in this press release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include the following: the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit; additional or increased taxes and fees; the effect of changes in tax laws on the Company or an investment in our shares, including as a result of changes made pursuant to recently enacted U.S. tax legislation; public perceptions or lack of confidence in the integrity of our business; loss of key or highly skilled personnel; restrictions in our debt facilities limiting our flexibility to operate our business; general risks related to real estate ownership, including fluctuations in market values and environmental regulations; catastrophic events and system failures disrupting our operations, including the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses; inability to identify and complete acquisition, expansion or divestiture projects, on time, on budget or as planned; difficulty in integrating recent or future acquisitions into our operations; legalization of online real money gaming in the United States, and our ability to capitalize on and predict such legalization; inability to respond to rapid technological changes in a timely manner; inadvertent infringement of the intellectual property of others; inability to protect our own intellectual property rights; security breaches and other security risks related to our technology, personal information, source code and other proprietary information, including failure to comply with regulations and other legal obligations relating to receiving, processing, storing and using personal information; payment- related risks, such as chargebacks for fraudulent credit card use; compliance with the Foreign Corrupt Practices Act or applicable money-laundering regulations; work stoppages and labor issues; difficulty in attracting a sufficient number of horses and trainers for full field horseraces; inability to negotiate agreements with industry constituents, including horsemen and other racetracks; personal injury litigation related to injuries occurring at our racetracks; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; weather conditions affecting our ability to conduct live racing; increased competition in the horseracing business; changes in the regulatory environment of our racing operations; declining popularity in horseracing; seasonal fluctuations in our horseracing business due to geographic concentration of our operations; increased competition in our casino business; changes in regulatory environment of our casino business; development and expansion of casinos is costly and susceptible to delays, cost overruns and other uncertainties; concentration and evolution of slot machine manufacturing and other technology conditions that could impose additional costs; impact of further legislation prohibiting tobacco smoking; geographic concentration of our casino business; changes in regulatory environment for our advanced deposit wagering business; increase in competition in the advanced deposit wagering business; inability to retain current customers or attract new customers to our advanced deposit wagering business; uncertainty and changes in the legal landscape relating to our advanced deposit wagering business; and failure to comply with laws requiring us to block access to certain individuals could result in penalties or impairment in our ability to offer advanced deposit wagering.